UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 7, 2026

INTEGRA LIFESCIENCES HOLDINGS CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Delaware	0-26224	51-0317849
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

1100 Campus Road
Princeton, NJ 08540
(Address of principal executive offices) (Zip Code)
Registrant's telephone number, including area code: (609) 275-0500

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Securities Registered Pursuant to Section12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Exchange on Which Registered
Common Stock, Par Value $.01 Per Share	IART	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Integra LifeSciences Holdings Corporation (the “Company”) held its 2026 Annual Meeting of Stockholders (the “Annual Meeting”) on May 7, 2026. At the Annual Meeting, the Company’s stockholders approved, among other things, Amendment No. 3 to the Integra LifeSciences Holdings Corporation Fifth Amended and Restated 2003 Equity Incentive Plan (the “Plan Amendment”) to increase the number of shares of common stock available for awards under the plan by 3,550,000 shares.

A description of the Plan Amendment is included in the section entitled “Proposal 4. Approval of Amendment No. 3 to the Integra LifeSciences Holdings Corporation Fifth Amended and Restated 2003 Equity Incentive Plan” in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission (the “SEC”) on April 6, 2026 (the “Proxy Statement”), which description is incorporated herein by reference. Such description does not purport to be complete and is qualified in its entirety by reference to the complete text of the Plan Amendment, a copy of which is attached hereto as Exhibit 10.1.

Item 5.07. Submission of Matters to a Vote of Security Holders

The Annual Meeting of the Company was held on May 7, 2026. The proposals considered at the Annual Meeting are described in detail in the Proxy Statement, as supplemented by the Supplement to the Proxy Statement filed with the SEC on May 5, 2026. The final results of the matters submitted to a vote of stockholders at the Annual Meeting are as follows:

Item No. 1: All of the nominees for director of the Board of Directors (the “Board”) of the Company were elected to serve until the Company’s 2027 Annual Meeting of Stockholders and until their respective successors are duly elected and qualified, by the votes set forth below.

Nominees	For	Against	Abstain	Broker Non-Vote
Keith Bradley, Ph.D.	64,904,372	4,378,288	33,540	3,918,311
Shaundra D. Clay	68,996,420	286,939	32,841	3,918,311
Stuart M. Essig, Ph.D.	68,172,670	1,113,688	29,842	3,918,311
Jeffrey A. Graves, Ph.D.	65,841,917	3,442,844	31,439	3,918,311
Barbara B. Hill	62,241,203	7,042,475	32,522	3,918,311
Renee W. Lo	68,619,639	664,390	32,171	3,918,311
Christian S. Schade	68,247,357	1,037,010	31,833	3,918,311

Item No. 2: The stockholders ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the 2026 fiscal year, by the votes set forth below.

For	Against	Abstain	Broker Non-Vote
72,313,820	863,179	57,512	0

Item No. 3: The stockholders approved, on an advisory, non-binding basis, the compensation of the Company’s named executive officers, by the votes set forth below.

For	Against	Abstain	Broker Non-Vote
68,472,769	732,580	110,851	3,918,311

 Item No. 4: The stockholders approved the Plan Amendment, by the votes set forth below:

For	Against	Abstain	Broker Non-Vote
68,005,433	1,269,231	41,536	3,918,311

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

10.1 Amendment No. 3 to the Integra LifeSciences Holdings Corporation Fifth Amended and Restated 2003 Equity Incentive Plan

104 Cover Page Interactive Data File (embedded within the inline XRBL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTEGRA LIFESCIENCES HOLDINGS CORPORATION

Date: May 8, 2026	By:	/s/ Michael Hutchinson
Michael Hutchinson
	Title:	Executive Vice President and Chief Legal Officer and
Secretary